American Legacy
Lincoln National Variable Annuity Account E individual variable annuity contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified 403(b) business will only be accepted for pur-chase payments that are either lump sum transfers or rollovers. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a vari-able or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

The minimum initial purchase payment for the contract is:

1. $1,500 for a nonqualified plan and a 403(b) transfer/rollover or

2. $300 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $25 per payment and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Account E (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement in-come. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Govern-ment nor any federal agency insures or guarantees your investment in the con-tract.

The available funds, listed below, are each part of American Variable Insur-ance Series (series):

Global Growth
Global Small Capitalization
Growth
International
New World
Growth-Income
Asset Allocation
Bond
High-Yield Bond
U.S. Government/AAA-Rated Securities
Cash Management

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both pro-spectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI) about the contracts which has more information. Its terms are made part of this Prospec-tus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other in-formation about Lincoln Life and Account E are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

April 30, 1999

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  2
-------------------------------------------------
Expense tables                                 3
-------------------------------------------------
Summary                                        5
-------------------------------------------------
Condensed financial information                6
-------------------------------------------------
Financial statements                           8
-------------------------------------------------
Lincoln National Life Insurance Co.            8
-------------------------------------------------
Fixed side of the contract                     8
-------------------------------------------------
Variable annuity account (VAA)                 8
-------------------------------------------------
Investments of the variable annuity account    8
-------------------------------------------------
Charges and other deductions                  10
-------------------------------------------------
The contracts                                 12
-------------------------------------------------

                                                                    Page
------------------------------------------------------------------------
Annuity payouts                                                      16
------------------------------------------------------------------------
Federal tax matters                                                  17
------------------------------------------------------------------------
Voting rights                                                        21
------------------------------------------------------------------------
Distribution of the contracts                                        21
------------------------------------------------------------------------
Return privilege                                                     21
------------------------------------------------------------------------
State regulation                                                     21
------------------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program             21
------------------------------------------------------------------------
Records and reports                                                  22
------------------------------------------------------------------------
Other information                                                    22
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account E American Legacy                                    23
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout this Pro-spectus.)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account E, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity benefit payments made after the annuity commencement date are based.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit (GMDB, EGMDB) -- The amount payable to your designated benefi-ciary if the annuitant dies before the annuity commencement date. An enhanced guaranteed minimum death benefit is also available.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Company.

Purchase payments -- Amounts paid into the contract.

Series -- American Variable Insurance Series (series), the funds to which you direct purchase payments.

Subaccount or American Legacy subaccount -- The portion of the VAA that re-flects investments in accumulation and annuity units of a class of a particu-lar fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of purchase payments surrendered/withdrawn):  6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal. We may waive this charge in certain situations. See Surrender charges.

--------------------------------------------------------------------------------
  Annual administration charge: $35

We make this charge against the contract value on the last valuation date of each contract year and upon full surrender. It is not a separate charge for each subaccount.

--------------------------------------------------------------------------------
Account E annual expenses for American Legacy subaccounts:*
(as a percentage of average account value):

                                              With Enhanced Without Enhanced
                                              Death Benefit Death Benefit
Mortality and expense risk charge                 1.25%           1.25%
Enhanced Death Benefit charge                      .15%            --
                                                  -----           ----
Total annual charge for each American Legacy
 subaccount                                       1.40%           1.25%

Annual expenses of the funds for the year ended November 30, 1998:
(as a percentage of each fund's average net assets):

                                     Management     Other        Total
                                     fees       +   expenses =   expenses
-------------------------------------------------------------------------
 1. Global Growth                    .69%           .06%         .75%
-------------------------------------------------------------------------
 2. Global Small Capitalization**    .79            .04          .83
-------------------------------------------------------------------------
 3. Growth                           .40            .01          .41
-------------------------------------------------------------------------
 4. International                    .57            .09          .66
-------------------------------------------------------------------------
 5. New World***                     .85             08          .93
-------------------------------------------------------------------------
 6. Growth-Income                    .35            .01          .36
-------------------------------------------------------------------------
 7. Asset Allocation                 .44            .01          .45
-------------------------------------------------------------------------
 8. Bond                             .52            .02          .54
-------------------------------------------------------------------------
 9. High-Yield Bond                  .49            .02          .51
-------------------------------------------------------------------------
10. U.S. Govt./AAA-Rated Securities  .50            .01          .51
-------------------------------------------------------------------------
11. Cash Management                   45            .01          .46
-------------------------------------------------------------------------

*  The VAA is divided into separately-named subaccounts.
** These expenses are annualized. The fund began operations on April 30, 1998. ***These expenses are estimated amounts for the current fiscal year. This fund will not be available to you until June 17, 1999. After June 17, it may not be available in all states.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual re-turn:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Growth                       $82        $119        $148         $253
----------------------------------------------------------------------------------
 2. Global Small Capitalization          80         112         136          229
----------------------------------------------------------------------------------
 3. Growth                               79         108         131          218
----------------------------------------------------------------------------------
 4. International                        81         116         143          244
----------------------------------------------------------------------------------
 5. New World                            84         124         157          272
----------------------------------------------------------------------------------
 6. Growth-Income                        78         107         128          213
----------------------------------------------------------------------------------
 7. Asset Allocation                     79         110         133          222
----------------------------------------------------------------------------------
 8. Bond                                 80         112         137          232
----------------------------------------------------------------------------------
 9. High-Yield Bond                      80         112         136          229
----------------------------------------------------------------------------------
10. U.S. Govt./AAA-Rated Securities      80         112         136          229
----------------------------------------------------------------------------------
11. Cash Management                      79         110         133          223
----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Growth                       $22         $69        $118         $253
----------------------------------------------------------------------------------
 2. Global Small Capitalization          20          62         106          229
----------------------------------------------------------------------------------
 3. Growth                               19          58         101          218
----------------------------------------------------------------------------------
 4. International                        21          66         113          244
----------------------------------------------------------------------------------
 5. New World                            24          74         127          272
----------------------------------------------------------------------------------
 6. Growth-Income                        18          57          98          213
----------------------------------------------------------------------------------
 7. Asset Allocation                     19          60         103          222
----------------------------------------------------------------------------------
 8. Bond                                 20          62         107          232
----------------------------------------------------------------------------------
 9. High-Yield Bond                      20          62         106          229
----------------------------------------------------------------------------------
10. U.S. Govt./AAA-Rated Securities      20          62         106          229
----------------------------------------------------------------------------------
11. Cash Management                      19          60         103          223
----------------------------------------------------------------------------------

We provide these examples to help you understand the direct and indirect costs and expenses of the contract. The examples as-sume that an enhanced death benefit is in effect. Without this benefit, ex-penses would be lower.


For more information, see Charges and other deductions in this Prospectus, and Fund Organization and Management in the Prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. We also re-serve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
4

Summary

What kind of contract am I buying? It is an individual annuity contract be-tween you and Lincoln Life. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Growth, Global Small Capitalization, Growth, In-ternational, New World, Growth-Income, Asset Allocation, Bond, High-Yield Bond, U.S. Government/ AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account and Description of the series.

Who invests my money? The investment advisor for the series is Capital Re-search and Management Company (CRMC), Los Angeles, California. CRMC is regis-tered as an investment advisor with the SEC. See Investments of the variable annuity account and Investment advisor.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? At the end of each contract year and at the time of surrender, we will deduct $35 from your contract value as a maintenance charge. If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.25% to the daily net asset value of the VAA for the mortality and expense risk charge. If the enhanced death benefit is in effect, the mortality and expense risk charge is 1.25% and 0.15% for the enhanced death benefit, for an annual charge totaling 1.40%. See Charges and other deductions.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Invest-ment advisor.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving retirement income payments from your contract as a fixed option or variable option or a combination of both. See Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? If the enhanced death benefit is in effect, your beneficiary will receive the greater of the enhanced death bene-fit or the contract value. If the enhanced death benefit is not in effect, your beneficiary will receive the greater of the guaranteed minimum death ben-efit or the contract value. Your beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Ac-count on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you sur-render the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax status and withholding.

Do I get a free look at this contract? Yes. You can cancel the contract within 20 days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allo-cate to the variable side of the contract. See Return privilege.

Condensed financial information for the variable annuity account accumulation unit values
(For an accumulation unit outstanding throughout the period)
The following information relating to accumulation unit values and number of accumulation units for The American Legacy subaccounts for each of the ten years in the period ended December 31, 1998 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                           1989    1990    1991    1992    1993    1994    1995    1996
-----------------------------------------------------------------------------------------
Global Growth
subaccount*
Accumulation unit value
 .Beginning of period....................................................................
 .End of period..........................................................................
Number of accumulation
 units
 .End of period (000's omitted)..........................................................
-----------------------------------------------------------------------------------------
Global Small Capitalization subaccount**
Accumulation unit value
 .Beginning of period....................................................................
 .End of period..........................................................................
Number of accumulation units
 .End of period (000's omitted)..........................................................
-----------------------------------------------------------------------------------------
Growth subaccount
Accumulation unit value
 .Beginning of period....  $  .925   1.200   1.133   1.492   1.632   1.875   1.861   2.450
 .End of period..........  $ 1.200   1.133   1.492   1.632   1.875   1.861   2.450   2.743
Number of accumulation
 units
 .End of period (000's
 omitted)...............   93,979  99,094 106,335 110,169 111,230 105,312 101,710  90,842
-----------------------------------------------------------------------------------------
International
 subaccount***
Accumulation unit value
 .Beginning of period............................................  $ 1.000   1.001   1.114
 .End of period..................................................  $ 1.001   1.114   1.294
Number of accumulation
 units
 .End of period (000's omitted)..................................   27,787  31,592  38,351
-----------------------------------------------------------------------------------------
Growth-Income subaccount
Accumulation unit value
 .Beginning of period....  $  .952   1.180   1.136   1.392   1.484   1.646   1.659   2.180
 .End of period..........  $ 1.180   1.136   1.392   1.484   1.646   1.659   2.180   2.556
Number of accumulation
 units
 .End of period (000's
 omitted)...............  195,478 199,880 203,868 201,913 199,178 183,608 172,288 158,861
-----------------------------------------------------------------------------------------
Asset Allocation
 subaccount***
Accumulation unit value
 .Beginning of period............................................  $ 1.000    .986   1.262
 .End of period..................................................  $  .986   1.262   1.443
Number of accumulation
 units
 .End of period (000's omitted)..................................    3,807   5,168   7,199
-----------------------------------------------------------------------------------------
Bond subaccount*+
Accumulation unit value
 .Beginning of period............................................................  $ 1.000
 .End of period..................................................................  $ 1.046
Number of accumulation
 units
 .End of period (000's omitted)..................................................    1,681
-----------------------------------------------------------------------------------------
High-Yield Bond
 subaccount
Accumulation unit value
 .Beginning of period....  $ 1.103   1.204   1.234   1.543   1.714   1.971   1.819   2.188
 .End of period..........  $ 1.204   1.234   1.543   1.714   1.971   1.819   2.188   2.447
Number of accumulation
 units
 .End of period (000's
 omitted)...............   34,050  29,430  28,254  27,823  29,951  25,988  23,867  20,767
-----------------------------------------------------------------------------------------
U.S. Government/AAA-
 Rated subaccount
Accumulation unit value
 .Beginning of period....  $ 1.012   1.108   1.187   1.359   1.444   1.586   1.498   1.707
 .End of period..........  $ 1.108   1.187   1.359   1.444   1.586   1.498   1.707   1.738
Number of accumulation
 units
 .End of period (000's
 omitted)...............   42,915  43,779  44,335  42,291  39,387  31,118  29,062  22,652
-----------------------------------------------------------------------------------------
Cash Management
 subaccount
Accumulation unit value
 .Beginning of period....  $ 1.097   1.179   1.256   1.309   1.335   1.353   1.388   1.447
 .End of period..........  $ 1.179   1.256   1.309   1.335   1.353   1.388   1.447   1.502
Number of accumulation
 units
 .End of period (000's
 omitted)...............   31,446  29,312  19,913  21,963  13,982  14,312  10,001   9,605

--------------------------------------------------------------------------------
*The Global Growth subaccount began operations on April 30, 1997 so the figures for 1997 represent experience of less than one year.
**The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.
***The International subaccount and Asset Allocation subaccount began operations on January 3, 1994.
*+The Bond subaccount began operations on January 2, 1996 so the figures for 1996 represent experience of less than one year.
+The EGMDB rider was not available until May 1, 1997.
There is a New World subaccount but it is not in the chart because it did not begin activity until 1999.

          1997               1998
                 without with  without
  with EGMDB+     EGMDB  EGMDB  EGMDB
-----------------------------------
          $1.000   1.000 1.076   1.077
          $1.076   1.077 1.369   1.371
              10   3,217   103   5,104
-----------------------------------
 ................ .......$1.000 $ 1.000
 ................ .......$1.014   1.015
 ................ ..........116   2,312
-----------------------------------
$          1.000   2.743 3.523   3.525
$          3.523   3.525 4.709   4.719
             652  79,682 3,154  69,849
-----------------------------------
$          1.000   1.294 1.392   1.393
$          1.392   1.393 1.664   1.668
             386  36,534   954  30,346
-----------------------------------
$          1.000   2.556 3.175   3.177
$          3.175   3.177 3.706   3.714
           1,197 144,349 5,723 124,069
-----------------------------------
$          1.000   1.443 1.716   1.717
$          1.716   1.717 1.914   1.918
              49   9,636   228  10,239
-----------------------------------
$          1.000   2.447 2.714   2.716
$          2.714   2.716 2.689   2.694
             204  18,820   614  16,651
-----------------------------------
$          1.000   1.046 1.136   1.137
$          1.136   1.137 1.170   1.172
               2   2,437    84   3,664
-----------------------------------
$          1.000   1.738 1.860   1.862
$          1.860   1.862 1.985   1.989
             150  18,080   545  16,965
-----------------------------------
$          1.000   1.502 1.559   1.560
$          1.559   1.560 1.616   1.620
             213   7,157   456   7,102
-----------------------------------

Financial Statements

The financial statements of the VAA and the statutory-basis financial state-ments of Lincoln Life are located in the SAI. If you would like a free copy, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln National Life
Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment expe-rience of the VAA. The general account is subject to regulation and supervi-sion by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the 1940 Act. Accordingly, neither the general account nor any in-terests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the dis-closures which are included in this Prospectus which relate to our general ac-count and to the fixed account under the contract. These disclosures, however, may be subject to certain generally applicable provisions of the federal secu-rities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account
(VAA)

On September 26, 1986, the VAA was established as an insurance company sepa-rate account under Indiana law. It is registered with the SEC as a unit in-vestment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the defini-tion of a separate account under the federal securities laws. We do not guar-antee the investment performance of the VAA. Any investment gain or loss de-pends on the investment performance of the funds. You assume the full invest-ment risk for all amounts placed in the VAA.

Investments of the variable
annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund in the se-ries. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisor
The investment advisor for the series is Capital Research and Management Com-pany (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment advisor receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchases and redemptions of shares, in the Prospectus for the series.

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is reg-istered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securi-ties of any one company. An open-end company is one which, in this case, per-mits Lincoln Life to sell its shares back to the series when you make a with-drawal, surrender the contract or transfer from one fund to another. Manage-ment investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has eleven separate portfolios of funds. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to estab-lish a multiple class distribution system for all of its portfolios. The se-ries' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution ar-rangement; and (4) each class has separate voting rights on any matter submit-ted to shareholders in which the interests of one class differ from the inter-ests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts.

Each fund has two classes of shares, designated as Class 1 and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 but not Class 1 shares are sub-ject to a
12b-1 plan. Only Class 1 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfo-lios that are managed by the advisor. There can be no assurance, and no repre-sentation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the ad-visor.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series, which is included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

1. Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

2. Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies lo-cated around the world that typically have market capitalizations of $50 million to $1.2 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

3. Growth Fund--The fund seeks to make your investment grow by investing pri-marily in common stocks of companies that appear to offer superior opportu-nities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluc-tuations.

4. International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital apprecia-tion through stocks. Investors in the fund should have a long-term perspec-tive and be able to tolerate potentially wide price fluctuations.

5. New World Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries which have developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of high-yield, high-risk bonds, in these countries. Please note: New World Fund will not be made available to you until June 17, 1999. After June 17, this fund may not be available in all states. Please consult your investment dealer for current information about its availability.

6. Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or divi-dends. The fund is designed for investors seeking both capital appreciation and income.

7. Asset Allocation Fund--The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

8. Bond Fund--The fund seeks to maximize your level of current income and pre-serve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

9. High-Yield Bond Fund--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Invest-ors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

10. U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

11. Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

Sale of fund shares by the series
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the ap-propriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to trans-fer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared fund-ing.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material con-flicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the series and/or any funds within the series in which the VAA par-ticipates. (We may substitute shares of other funds for shares already pur-chased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our man-agement, for the purposes of the contract.) We cannot substitute shares of one fund for another without approval by the SEC. We will also notify you.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contract. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, and automatic withdrawal services), maintaining records, adminis-tering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and de-positing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The benefits we provide include death benefits, annuity payout benefits and cash surrender value benefits. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the EGMDB or GMDB, will exceed actual contract val-ue; the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with pro-viding the services or benefits indicated by the description of the charge or associated with a particular contract. For example, the surrender charge col-lected may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from the VAA for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.25% of the daily net asset value as a mortality and expense risk charge. For those contracts which include the EGMDB, the aggregate charge against the VAA is 1.40% consisting of a 1.25% mortality and expense risk charge and a 0.15% risk charge for the EGMDB.

Maintenance charge
We will deduct a contract maintenance charge of $35 per contract year. This charge will be deducted from the contract value on the last valuation date of each contract year. This charge will also be deducted from the contract value upon surrender.

Surrender charge
A surrender charge applies (except as described below) to surrenders and with-drawals of purchase payments that have been invested for the periods indicated as follows:

                                            Number of complete contract years
                                            that
                                            a
                                            purchase
                                            payment
                                            has
                                            been
                                            invested
--------------------------------------------------------------------------------
                                            Less  At
                                            than  least
                                            2     2      3    4    5    6    7+
surrender charge as a
percentage of the surrendered or withdrawn
purchase payments                           6%    5      4    3    2    1    0

A surrender charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

2. The first withdrawal of contract value during a contract year to the extent the withdrawal does not exceed 10% of the purchase payments (this 10% with-drawal exception does not apply to a surrender of a contract);

3. Automatic withdrawals, not in excess of 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

4. A surrender of a contract or withdrawal of contract value as a result of the annuitant's permanent and total disability [as defined in Section 22(e)(3) of the tax code], after the effective date of the contract and be-fore the annuitant's 65th birthday.

5. A surrender of a contract or withdrawal of contract value of a contract is-sued to employees and registered representatives of any member of the sell-ing group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased); and

6. A surrender of the contract as a result of the death of the annuitant. How-ever, the surrender charge is not waived as a result of the death of a contractowner who is not the annuitant.

The surrender charge is calculated separately for each contract year's pur-chase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribu-tion costs when contractowners surrender or withdraw before distribution costs have been recovered.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from 0.5% to 5.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying series that are described in the Prospectus for the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales func-tions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its em-ployees or (4) any other circumstances which reduce distribution or adminis-trative expenses. The exact amount of administrative and surrender charges ap-plicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales rep-resentative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a con-tract is prepared and executed by our legally authorized officers. The con-tract is then sent to you through your sales representative. See Distribution of the contracts.

If a completed application and all other information necessary for processing a purchase order are received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be com-pleted within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is com-plete, the initial purchase payment must be priced within two business days.

Who can invest?
To apply for a contract, you must be of legal age in a state where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The an-nuitant cannot be older than age 85 (or older than age 80 in Pennsylvania).

Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $1,500 for nonqualified contracts and Section 403(b) transfers/rollovers; and $300 for qualified contracts. The minimum annual amount for additional purchase pay-ments is $300 for nonqualified and qualified contracts, with a minimum of $25 per payment. Purchase payments in total may not exceed $1 million for each an-nuitant. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $300. Payments may be resumed at any time until the annuity commencement date, the surrender of the contract, the maturity date, the death of the contractowner or the death of the annuitant, whichever comes first.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (currently 4:00 p.m., New York time) on each day the NYSE is open (valua-tion date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at the home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valua-tion date. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. How-ever, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period;
    these liabilities include daily charges
  imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the opera-tions of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charge imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge multiplied by the number of calen-dar days in the valuation period. Because a different daily charge is made for contracts with the EGMDB than for those without, each of the two types of con-tracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to an-other. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date we receive your request provided that your request is received by 4 p.m. New York time. If your request is received after 4 p.m. New York time, the transfer will be done using the accumulation unit values as of the next valuation date.

Transfers between subaccounts are restricted to six times every contract year. We reserve the right to waive this six-time limit. This limit does not apply to transfers made under a dollar cost averaging or cross-reinvestment program elected on forms available from us. The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer may be made by writing to the home office or, if a telephone ex-change authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the contract-owner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. Telephone transfers will be processed on the valuation date that they are received when they are received at our customer service center before 4 p.m. New York time.

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

Transfers to and from the General Account on or before the annuity commencement date
You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. These transfers cannot be elected more than six times every contract year. We reserve the right to waive this six-time lim-it. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and
(3) a transfer cannot be made during the first 30 days after the issue date of the contract.

These transfers cannot be elected more than six times every contract year. We reserve the right to waive these restrictions. These restrictions do not apply to transfers made under a dollar cost averaging or cross-reinvestment program elected on forms available from us.

Transfers after the annuity commencement date
You may transfer all or a portion of your investment in one subaccount to an-other subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, no transfers are allowed from the fixed side of the contract to the subaccounts.

Death benefit before the annuity commencement date
You may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the annuitant dies before the annuity commencement date, a death benefit equal to the greater of: (1) the GMDB or, if elected, the EGMDB; or (2) the current value of the contract, will be paid to your designated beneficiary.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1)

Proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death of the annuitant; (2) Written authori-zation for payment; and (3) Our receipt of all required claim forms, fully completed.

If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

The GMDB is equal to the sum of all purchase payments plus any attributable gain, minus any withdrawals, partial annuitizations and premium taxes in-curred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's net purchase payment(s) [purchase payment(s) minus any withdrawals and partial annuitizations, applied on a first-in-first-out basis] as of the valuation date just before its seventh anniversary. This amount will then be included in the GMDB calculation.

If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 81 years of age. For more information about GMDB calculations, please refer to the SAI.

The EGMDB is an alternative to the GMDB for owners of nonqualified contracts or contracts used under an IRA plan. Under the EGMDB, the death benefit pay-able is the amount equal to the greater of: (1) contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest contract value which the contract attains on any policy anniversary date (in-cluding the inception date) from the time the EGMDB takes effect up to and in-cluding the annuitant's age up to and including 80. The highest contract value so determined is then increased by purchase payments and decreased by partial withdrawals, partial annuitizations and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained.

You can elect the EGMDB during a limited period ending six months after the benefit is approved in your state or ending December 31, 1997, whichever is later. Please see your investment dealer for assistance.

If you elect the EGMDB during this limited period, the benefit will begin as of the valuation date we receive the request and we will begin deducting the charge for the EGMDB as of that date. If we receive an election for this bene-fit on a policy anniversary date, the EGMDB will take effect and we will begin deducting the charge for the benefit at the valuation time on that date.

If you elect the EGMDB, you may discontinue the benefit at any time by com-pleting the Enchanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued effective at the valuation time on the next policy anniversary date after we receive the re-quest, and we will cease deducting the charge for the benefit as of that date. If the benefit is discontinued on the policy anniversary date, the benefit and the charge will terminate at the valuation time on that date. If you discon-tinue the benefit, it cannot be reinstated. If you do not elect the EGMDB or you discontinue the benefit after electing it, the GMDB will apply instead and will determine what death benefit is payable.

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump-sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump-sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60-day period, a lump-sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Death of contractowner
If the contractowner of a nonqualified contract dies before the annuity com-mencement date, then, in compliance with the tax code, the cash surrender value (contract value less any applicable charges, fees and taxes) of the con-tract will be paid as follows:

1. Upon the death of a non-annuitant contractowner, the cash surrender value shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this con-tract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner. If the surviving spouse elects to continue the contract, the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life an-nuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity payout option you select.

The amount available upon surrender/withdrawal is the cash surrender value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300, and the remaining contract value must be at least $300. Unless prohibited, surrender/ withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is re-stricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

There are charges associated with the surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax status.

Special restrictions on surrenders/withdrawals apply if your contract is pur-chased as part of a retirement plan of a public school system or 501(c)(3) or-ganization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) pro-hibits a withdrawal from a 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through Decem-ber 31, 1988, are not sub-ject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will be subject to the restrictions.

Participants in the Texas Optional Retirement Program should refer to Restric-tions under the Texas Optional Retirement Program, later in this Prospectus booklet.

If the total contract value is less than $300, and if no purchase payments have been made for at least two years, we reserve the right to terminate the contract.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and re-quest for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate trans-actions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
The maximum commission which will be paid to dealers is equal to 4.0% of each purchase payment; plus an annual continuing commission equal to 0.25% of the value of contract purchase payments invested for at least 15 months; plus an annual persistency bonus equal to 0.40% of each contract year's increased GMDB (regardless of whether or not the EGMDB is in effect), paid over a period of eight years. At times, additional sales incentives (up to 0.30% of purchase payments and up to 0.05% of the contract value in the VAA while the EGMDB is in effect) may be provided to dealers maintaining certain sales volume levels. In addition, the equivalent of 4.0% of contract value can be paid to dealers upon annuitization. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collater-ally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assign-ment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified an-nuity plans [described in Section 403(a) of the tax code], including H.R.10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available:

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the annuitant would receive no payouts if he/she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Income with Payouts Guaranteed for Designated Period. This option guaran-tees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint-and-Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, di-vided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for pay-ment by the home office.

General information
Under the options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if ap-plicable. The mortality and expense risk charge will be assessed on all vari-able annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The annuity commencement date is usually on or before the annuitant's 85th birthday. You may change the annuity commencement date, change the annuity op-tion or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or sur-viving annuitant's death in case of a joint life annuity) will be paid to your beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will de-pend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the payment will increase at a rate equal to the amount of excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contact to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately di-versified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment op-tions will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to exist-ing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is pos-sible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive extends your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annu-ity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not re-ceived generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include with-drawals, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignments or pledge (or agreement to assign or pledge) any portion of your contract value, as withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's pur-chase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract may have an EGMDB, for which you pay an annual charge, computed daily. It is possible that the tax law may treat all or a portion of the EGMDB charge as a contract withdrawal.

Loss of income deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public School system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt or-ganizations ("457 plans").

Section 403(b) business will normally be accepted only for purchase payments qualifying as a 403(b) lump sum transfer or rollover. We may issue a contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.
 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.
 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may or may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2, . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipient with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

The EGMDB and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being pro-vided under the contracts when we issue the contract as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional IRA or Roth IRA could re-sult in increased taxes to you.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which in-vest in funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. After the annuity commencement date, the votes at-tributable to a contract will decrease.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholder's meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other ma-terials relating to the series. Since the series engages in shared funding, other persons or entities beside Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, Ca 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage pre-paid, to the home of-fice at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any con-tract maintenance and administrative fees and any premium taxes which had been deducted. No contingent deferred sales charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the pur-chase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits partic-ipants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as de-fined in Texas law;

2. Retirement; or

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Mar-ket Street, Philadelphia, PA 19203, to provide accounting services, to the VAA. We will mail to you, at your last known address of record at the home of-fice, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other applicable law or regula-tion.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are sum-maries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Lincoln National Variable Annuity Account H and Lincoln National Flexible Pre-mium Variable Life Accounts F, G and J (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annu-ity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln Life which also invest in the series. The series also offers shares of the funds to other segregated investment accounts.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our ad-vertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Preparing for Year 2000
Many existing computer programs use only two digits in the date field to iden-tify the year. If left uncorrected these programs, which were designed and de-veloped without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millennium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go unde-tected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation
(LNC), which has had Year 2000 processes in place since 1996. LNC projects ag-gregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Dela-ware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:
  . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)
  . assessment and high-level planning and strategy
  . remediation of affected systems and equipment; and . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT sys-tems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to his uncertainty include (but are certainly not limited to) a possible loss of technical re-sources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln

Life. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Fi-nancial services firms . . . are particularly vulnerable to . . . the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitor-ing the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are rou-tine and in the

Statement of additional
information table of
contents for
Separate Account E

Item                                  Page
------------------------------------------
General information and history of
Lincoln Life                          B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

For a free copy of the SAI please see page one of this booklet.
ordinary course of business. In some instances they include claims for unspec-ified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate lia-bility, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substan-tial, the cases are in the preliminary stages of litigation, and it is prema-ture to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.



Item                                  Page
------------------------------------------
Annuity payouts                       B-2
------------------------------------------
Federal tax status                    B-3
------------------------------------------
Automatic increase in the guaranteed
minimum death benefit                 B-6
------------------------------------------
Financial statements                  B-6
------------------------------------------

The American Legacy

Lincoln National
Variable Annuity Account E (Registrant)

Lincoln National
Life Insurance Co. (Depositor)

Statement of additional information (SAI)

This SAI should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Account E dated April 30, 1999. You may obtain a copy of the Account E Prospectus on request and without charge. Please write American Leg-acy Customer Service, Lincoln National Life Insurance Co., P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of contents

                                      Page
------------------------------------------
General information and history of
Lincoln Life                          B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

                                      Page
                                         -
Annuity payouts                       B-2
                                         -
Federal tax status                    B-3
                                         -
Automatic increase in the guaranteed
minimum death benefit                 B-6
                                         -
Financial statements                  B-6
                                         -



The date of this SAI is April 30, 1999.

General information and history of Lincoln National Life Insurance Co. (Lincoln Life)

The prior Depositor of the Account, Lincoln National Pension Insurance Compa-ny, was merged into Lincoln Life, effective January 1, 1989. Lincoln Life, or-ganized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of annuities and life and health insurance contracts, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance holding company domi-ciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the NYSE is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of these holidays occurs on a week-end day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors
The financial statements of the variable annuity account (VAA) and the statu-tory-basis financial statements of Lincoln Life appearing in this SAI and Reg-istration Statement have been audited by Ernst & Young LLP, independent audi-tors, as set forth in their reports which also appear elsewhere in this docu-ment and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their re-ports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties re-sponsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope St., Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule.

Purchase of securities being offered

The contracts are no longer being offered. Although there are no special pur-chase plans for any class of prospectus buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of the LNC, the Capital Group, Inc., their affiliated or managed companies and certain other persons. See Charges and other deductions in the Prospectus.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the General Account, subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract before the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and
(4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calcula-tion: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained as follows.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables, modified, with an assumed in-vestment return at the rate of 4% per annum. The first annuity payout is de-termined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will in-crease at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not as-sociated with employer sponsored plans and where not prohibited by law.

At the annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appro-priate annuity unit value for the valuation date ending 14 days before the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immedi-ately preceding valuation date by the product of:

a. The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b. A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Federal tax status

General
The operations of the VAA form a part of, and are taxed with, the operations of Lincoln Life under the Internal Revenue Code of 1986, as amended (the code). Investment income and realized net capital gains on the assets of the VAA are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized net cap-ital gain are automatically retained as part of the reserves under the con-tract. Under existing federal income tax law, Lincoln Life believes that the VAA investment income and realized net capital gain are not taxed to the ex-tent they are retained as part of the reserves under the contract. According-ly, Lincoln Life does not anticipate that it will incur any federal income tax liability attributable to the VAA, and therefore it does not intend to make any provision for such taxes. However, if changes in the federal tax laws or interpretations thereof result in Lincoln Life's being taxed on income or gain attributable to the VAA, then Lincoln Life may impose a charge against the VAA (with respect to some or all contracts) in order to make provision for payment of such taxes.

Tax status of nonqualified contracts
Section 817(h) of the code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate ac-counts of insurance companies) underlying the contract be adequately diversi-fied in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the code. The VAA, through each of the funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each of the funds in which the VAA invests may be invested. Capital Research and Management Company is not affiliated with Lincoln Life and Lincoln Life does not have control over the series or its investments. However, Lincoln Life believes that each fund in which the VAA owns shares will meet the diversification requirements and that therefore the contracts will be treated as annuities under the code.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which contractowners may direct their invest-ments to particular subaccounts of a separate account. When guidance is pro-vided, the contract may need to be modified to comply with that guidance. For these reasons, Lincoln Life reserves the right to modify the contract as nec-essary to prevent the contractowner from being considered the owner of the as-sets of the VAA.

In addition, Section 72(s) of the code provides that contracts issued after January 18, 1995, will not be treated as annuity contracts for purposes of Section 72 unless the contract provides that (1) if any contractowner dies on or after the annuity starting date be-fore the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contractowner's death; and (2) if any contractowner dies before the annuity starting date, the entire interest must be distributed within five years after the death of the contractowner. These requirements are considered satisfied if any portion of the contractowner's interest that is payable to or for the benefit of a desig-nated beneficiary is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the contractowner's death. The designated beneficiary must be a natural person. However, the contract may be continued in the name of the contractowner's surviving spouse as the contractowner. Contracts issued after January 18, 1995, contain provisions in-tended to comply with these code requirements. No regulations interpreting these requirements have yet been issued. Thus, no assurance can be given that the provisions contained in contracts issued after January 18, 1995 satisfy all such code requirements. However, Lincoln Life believes that such provi-sions in such contracts meet these requirements. Lincoln Life intends to re-view such provisions and modify them as necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or other-wise.

Tax status of contracts used with certain plans
The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the code and applicable rulings and regula-tions, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of contracts with the various types of plans, based on Lincoln Life's un-derstanding of the current federal tax laws as interpreted by the IRS. Pur-chasers of contracts for use with such a plan and plan participants should consult counsel and other competent advisors as to the suitability of the plan and the contract to their specific needs, and as to applicable code limita-tions and tax consequences. Participants under such plans, as well as contractowners, annuitants and beneficiaries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and con-ditions of the contract.

Following are brief descriptions of the various types of plans and of the use of contracts in connection therewith.

Public school systems and 501(c)(3)
organizations [Section 403(b) plans]
Payments made to purchase annuity contracts by public school systems or 501(c)(3) organizations for their employees are excludable from the gross in-come of the employee to the extent that aggregate payments for the employee do not exceed the exclusion allowance provided by Section 403(b) of the code, the over-all limits for excludable contributions of Section 415 of the code or the limit on elective contributions. Furthermore, the investment results of the fund credited to the account are not taxable until benefits are received ei-ther in the form of annuity payments, in a single sum, or a withdrawal.

If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

Qualified corporate employee's pension
and profit-sharing trusts and qualified
annuity plans
Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until dis-tributed. However, the employee may be required to include these amounts in gross income before distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Section 401(a) or 403(a) of the code are subject to extensive rules, including limitations on maximum contri-butions or benefits. For plan years beginning after December 31, 1996, tax ex-empt organizations, except state and local governments, may have 401(k) plans.

Distributions of amounts in excess of nondeductible employee contributions are generally taxable as ordinary income. If an employee or beneficiary receives a lump-sum distribution, that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee, and the benefits are paid as a result of the employee's death or separation from service or after the employee attains 59 1/2, taxable gain may be eligible for special lump sum averaging treatment. These special tax rules are not avail-able in all cases.

Self-employed individuals
(H.R. 10 or Keogh)
Under code provisions, self-employed individuals may establish plans commonly known as H.R. 10 or Keogh plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. Such plans are subject to special rules in addition to those applicable to qualified corporate plans, although certain of these rules have been repealed or modified effective in 1984. Pur-chasers of the contracts for use with H.R. 10 plans should seek competent ad-vice as to suitability of plan documents and the funding contracts.

Individual retirement annuities (IRA)
Under Section 408 of the code, individuals may participate in a retirement program known as individual retirement annuity (IRA). An individual may make an annual IRA contribution of up to the lesser of $2,000 (or $4,000 if IRAs are maintained for both the individual and his spouse) or 100% of compensa-tion. However, IRA contributions may be nondeductible in whole or in part if
(1) the individual or his spouse is an active participant in certain other re-tirement programs and (2) the income of the individual (or of the individual and his spouse) exceeds a specified amount. Distributions from certain other IRA plans or qualified plans may be rolled over to an IRA on a tax deferred basis without regard to the limit on contributions, provided certain require-ments are met. Distributions from IRA's are subject to certain restrictions. Deductible IRA contributions and all IRA earnings will be taxed as ordinary income when distributed. The failure to satisfy certain code requirements with respect to an IRA may result in adverse tax consequences.

Deferred compensation plans
(Section 457 Plans)
Under the code provisions, employees and independent contractors (partici-pants) performing services for state and local governments and tax-exempt or-ganizations may establish deferred compensation plans. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsor-ing employer and are subject to the claims of its creditors. Plans of state or local governments established on August 20, 1996, or later, must hold all as-sets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. The amounts deferred under a plan which meet the requirements of Section 457 of the code are not taxable as income to the participant until paid or otherwise made available to the participant or bene-ficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 or 33 1/3% of the participant's includable compensation. However, in the lim-ited circumstances, up to $15,000 may be deferred in each of the last three years before retirement.

Simplified employee pension plans [Section 408(k)]
An employer may make contributions on behalf of employees to a simplified em-ployee pension plan (SEP) as provided by Section 408(k) of the code. The con-tributions and distribution dates are limited by the code provisions. All dis-tributions from the plan will be taxed as ordinary income. Any distribution before the employee attains age 59 1/2 (except in the event of death or dis-ability) or the failure to satisfy certain other code requirements may result in adverse tax consequences. For tax years after 1996, salary reductions SEPs (SAR/SEP) may no longer be established. However, SAR/SEPs in existence before January 1, 1997 may continue to receive contributions.

Tax on distributions from qualified contracts
The following rules generally apply to distributions from contracts purchased in connection with the plans discussed above, other than 457 Plans.

The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee's gross income (gen-erally, the employee's own nondeductible contributions) constitutes his in-vestment in the contract. If a distribution is made in the form of annuity payouts, the employee's investment in the contract (adjusted for certain re-fund provisions) divided by his life expectancy (or other period for which an-nuity payouts are expected to be made) constitutes a tax-free return of capi-tal each year. The dollar amount of annuity payouts received in any year in excess of such return is taxable as ordinary income. However, for employees whose annuity starting date is after December 31, 1986, all distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of his investment in the contract. Notwithstanding the above, if the employee's annuity starting date was on or before July 1, 1986 and if his in-vestment in the contract will be recovered within three years of his annuity starting date, no amount is included in income until he has fully recovered such investment. For amounts distributed after 1986, new rules generally pro-vide that all distributions which are not received as an annuity will be taxed as a pro rata distribution of taxable and nontaxable amounts (rather than as a distribution first of nontaxable amounts).

If a surrender of or withdrawal from the contract is effected and a distribu-tion is made in a single payout, the proceeds may qualify for special lump-sum distribution treatment under certain qualified plans, as discussed previously. Otherwise, the amount by which the payout exceeds the investment in the con-tract (adjusted for any prior withdrawals) allocated to that payout, if any, will be taxed as ordinary income in the year of receipt.

Distributions from qualified plans, 403(b) plans and IRAs will be subject to
(1) a 10% penalty tax if made before age 59 1/2 unless certain other excep-tions apply, and (2) except during 1997, 1998, and 1999, a 15% penalty tax on combined annual distributions in excess of $150,000 (as indexed), subject to various special rules. Failure to meet certain minimum distribution require-ments for the above plans, as well as for Section 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an annuitant's death, the taxation of benefits payable to his beneficiary generally follow these same principles, subject to a variety of special rules.

Other considerations
It should be understood that the foregoing comments about the federal tax con-sequences under these contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local or for-eign tax laws. In recent years, numerous changes have been made in the federal income tax treatment of contracts and retirement plans, which are not fully discussed above. Before an investment is made in any of the above plans, a tax advisor should be consulted.

Automatic increase in the guaranteed minimum death benefit

Subject to the following terms and conditions, once a contract has been in force for a certain period, Lincoln Life will automatically increase the guar-anteed minimum death benefit (GMDB):

Lincoln Life will automatically increase the GMDB, separately for each con-tract year's purchase payment(s), effective upon the seventh anniversary of each eligible contract year in which those payments were made (as the contin-gent deferred sales charge expires on those payments).

The attributable gain (AG), used to increase the GMDB, will be calculated based on the contract value at the close of business on the last valuation date preceding the seventh anniversary of the contract year for which the in-crease is made. The AG will be the amount which results from allocating the total appreciation in the contract to each contract year's purchase payments adjusted by withdrawals on a first-in-first out (FIFO) basis based on Lincoln Life's internal rate of return (IRR) calculation (as described below).

If a single purchase payment was deposited or multiple deposits were made in the first contract year only, then, upon adjustment, the increased GMDB will be the contract value on the seventh contract anniversary. However, if con-tract value is less than net purchase payments, the GMDB will not be adjusted.

If purchase payments have been deposited in multiple contract years, then, upon adjustment, the increased GMDB will be the sum of all purchase payments plus any attributable gain, as calculated for each contract year which has reached its seventh anniversary, minus any withdrawals, partial annuitizations and premium taxes incurred.

The IRR is the level compound rate of return, calculated by Lincoln Life, at which purchase payments less withdrawals will accumulate to the contract value on the contract anniversary beginning with the seventh anniversary. The appli-cation of the IRR methodology to any particular contract year could allocate gain, if any, in a manner which does not precisely correlate with the con-tract's actual investment experience for a particular contract year or subaccount. The calculation of the IRR assumes all purchase payments and with-drawals occur at the beginning of the contract year in which they were made. Once the IRR has been determined, the gain attributable to each contract year is calculated by applying the IRR to the purchase payments, less any withdraw-als applied on a FIFO basis.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account E

Statement of Assets and Liability

December 31, 1998

                                           Growth-                     Asset
                                           Income        Growth        Allocation
                           Combined        Account       Account       Account
-----------------------------------------------------------------------------------
Assets
  Investments at Market--
   Unaffiliated (Cost
   $742,178,998)           $1,006,365,296  $482,002,847  $344,475,892  $20,080,159
                           --------------  ------------  ------------  -----------
Total Assets                1,006,365,296   482,002,847   344,475,892   20,080,159
Liability--Payable to The
 Lincoln National Life
 Insurance Company                 34,327        16,473        11,686          687
                           --------------  ------------  ------------  -----------
Net assets                 $1,006,330,969  $481,986,374  $344,464,206  $20,079,472
                           ==============  ============  ============  ===========
Percent of net assets              100.00%        47.89%        34.23%        2.00%
                           ==============  ============  ============  ===========
Net assets are
 represented by:
Legacy I without
 guaranteed minimum death
 benefit:
 . Units in accumulation
   period                                   123,175,662    69,344,473   10,140,130
 ------------------------
 . Annuity reserves units                       893,070       504,326       98,537
 ------------------------
 . Unit value                              $      3.714  $      4.719  $     1.918
 ------------------------                  ------------  ------------  -----------
 . Value in accumulation
   period                                   457,459,710   327,229,369   19,453,266
 ------------------------
 . Annuity reserves                           3,316,754     2,379,861      189,038
 ------------------------                  ------------  ------------  -----------
                                            460,776,464   329,609,230   19,642,304
 ------------------------                  ------------  ------------  -----------
Legacy I with guaranteed
 minimum death benefit:
 . Units in accumulation
   period                                     5,723,011     3,154,427      228,386
 ------------------------
 . Unit value                              $      3.706  $      4.709  $     1.914
 ------------------------                  ------------  ------------  -----------
 . Value in accumulation
   period                                    21,209,910    14,854,976      437,168
 ------------------------                  ------------  ------------  -----------
Net assets                                 $481,986,374  $344,464,206  $20,079,472
                                           ============  ============  ===========

See accompanying notes.

              U.S.
              Government/
 High-Yield   AAA-Rated    Cash                                   Global      Global Small
 Bond         Securities   Management   International Bond        Growth      Capitalization
 Account      Account      Account      Account       Account     Account     Account
--------------------------------------------------------------------------------------------
 $46,519,772  $34,829,391  $12,242,373   $52,212,921  $4,393,288  $7,143,063    $2,465,590
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
  46,519,772   34,829,391   12,242,373    52,212,921   4,393,288   7,143,063     2,465,590
       1,596        1,216          406         1,786         151         242            84
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
 $46,518,176  $34,828,175  $12,241,967   $52,211,135  $4,393,137  $7,142,821    $2,465,506
 ===========  ===========  ===========   ===========  ==========  ==========    ==========
        4.62%        3.46%        1.22%         5.19%       0.44%       0.71%         0.24%
 ===========  ===========  ===========   ===========  ==========  ==========    ==========
  16,577,703   16,874,471    7,083,744    30,224,570   3,609,330   4,950,189     2,311,789
      73,080       90,550       17,982       121,406      54,397     153,478            --
 $     2.695  $     1.989  $     1.620   $     1.668  $    1.172  $    1.372    $    1.015
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
  44,669,416   33,565,994   11,475,585    50,421,032   4,231,491   6,791,564     2,347,525
     196,916      180,119       29,131       202,531      63,774     210,569            --
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
  44,866,332   33,746,113   11,504,716    50,623,563   4,295,265   7,002,133     2,347,525
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
     614,406      545,229      456,150       953,749      83,683     102,783       116,305
 $     2.689  $     1.985  $     1.616   $     1.665  $    1.170  $    1.369    $    1.014
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
   1,651,844    1,082,062      737,251     1,587,572      97,872     140,688       117,981
 -----------  -----------  -----------   -----------  ----------  ----------    ----------
 $46,518,176  $34,828,175  $12,241,967   $52,211,135  $4,393,137  $7,142,821    $2,465,506
 ===========  ===========  ===========   ===========  ==========  ==========    ==========

Lincoln National Variable Annuity Account E

Statement of operations

Year Ended December 31, 1998

                                          Growth-                    Asset
                                          Income        Growth       Allocation
                            Combined      Account       Account      Account
--------------------------------------------------------------------------------
Net Investment Income:
 .Dividends from
  investment income         $ 17,585,638  $  7,936,512  $ 1,135,411  $  668,889
--------------------------
 .Dividends from net
  realized gains on
  investments                117,221,552    68,022,225   45,981,302   1,364,154
--------------------------
Mortality and expense
 guarantees:
 .Legacy I without
  guaranteed minimum death
  benefit                    (11,540,987)   (5,723,803)  (3,650,897)   (230,098)
--------------------------
 .Legacy I with guaranteed
  minimum death benefit         (373,902)     (192,650)    (122,509)     (4,389)
--------------------------  ------------  ------------  -----------  ----------
Net investment income        122,892,301    70,042,284   43,343,307   1,798,556
--------------------------
Net realized and
unrealized gain (loss) on
investments:
 .Net realized gain (loss)
  on investments              40,684,337    23,883,099   14,636,236     338,845
--------------------------
 .Net change in unrealized
  appreciation or
  depreciation on
  investments                 15,462,196   (20,327,136)  32,372,928    (125,855)
--------------------------  ------------  ------------  -----------  ----------
Net realized and
 unrealized gain (loss) on
 investments                  56,146,533     3,555,963   47,009,164     212,990
--------------------------  ------------  ------------  -----------  ----------
Net increase (decrease) in
net assets resulting from
operations                  $179,038,834  $ 73,598,247  $90,352,471  $2,011,546
--------------------------  ============  ============  ===========  ==========





See accompanying notes.

                U.S.
                Government/                                                  Global
  High-Yield    AAA-Rated    Cash                                Global      Small
  Bond          Securities   Management International Bond       Growth      Capitalization
  Account       Account      Account    Account       Account    Account     Account
-----------------------------------------------------------------------------------------------
  $ 4,197,785   $2,052,086   $ 601,404  $  670,792    $ 250,209  $   58,824  $ 13,726
      644,423          --          --      929,748       20,324     227,475    31,901
     (603,397)    (420,239)   (149,364)   (640,083)     (46,112)    (64,452)  (12,542)
      (16,956)      (9,665)     (6,979)    (18,155)        (838)     (1,183)     (578)
  -----------   ----------   ---------  ----------    ---------  ----------  --------
    4,221,855    1,622,182     445,061     942,302      223,583     220,664    32,507
      481,279      170,143      13,391   1,138,439      (12,596)     54,672   (19,171)
   (5,008,809)     452,020      10,075   7,036,206     (114,211)    959,034   207,944
  -----------   ----------   ---------  ----------    ---------  ----------  --------
   (4,527,530)     622,163      23,466   8,174,645     (126,807)  1,013,706   188,773
  -----------   ----------   ---------  ----------    ---------  ----------  --------
  $  (305,675)  $2,244,345   $ 468,527  $9,116,947    $  96,776  $1,234,370  $221,280
  ===========   ==========   =========  ==========    =========  ==========  ========

Lincoln National Variable Annuity Account E

Statements of changes in net assets


                                                               Growth-                     Asset
                                                               Income        Growth        Allocation
                                               Combined        Account       Account       Account
-------------------------------------------------------------------------------------------------------
Net assets at January 1, 1997                  $  821,673,963  $406,077,476  $249,214,524  $10,387,551
Changes From Operations:
  . Net investment income                          92,637,511    46,763,082    32,076,735    1,215,233
-----------------------------------------------------------
  . Net realized gain (loss) on investments        36,167,339    18,719,451    15,157,912      195,674
-----------------------------------------------------------
  . Net change in unrealized appreciation or
    depreciation on investments                    47,580,272    29,836,639    19,220,263      818,918
---------------------------------------------  --------------  ------------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations                        176,385,122    95,319,172    66,454,910    2,229,825
-----------------------------------------------------------
Change From Unit Transactions:
Accumulation Units:
  . Contract purchases                             99,213,771    27,854,605    23,374,570    6,947,952
-----------------------------------------------------------
  . Terminated contracts and transfers to
    annuity reserves                             (180,789,164)  (67,107,967)  (55,799,816)  (3,037,757)
---------------------------------------------  --------------  ------------  ------------  -----------
                                                  (81,575,393)  (39,253,362)  (32,425,246)   3,910,195
Annuity Reserves:
  . Transfer from accumulation units and
    between accounts                                1,303,750       569,607       123,024      163,028
-----------------------------------------------------------
  . Annuity payments                                 (814,251)     (352,637)     (192,532)     (60,514)
-----------------------------------------------------------
  . Receipt (reimbursement) of mortality
    guarantee adjustment                                4,677         6,317          (853)         --
---------------------------------------------  --------------  ------------  ------------  -----------
                                                      494,176       223,287       (70,361)     102,514
Net increase (decrease) in net assets
 resulting from unit transactions                 (81,081,217)  (39,030,075)  (32,495,607)   4,012,709
---------------------------------------------  --------------  ------------  ------------  -----------
Total increase (decrease) in net assets            95,303,905    56,289,097    33,959,303    6,242,534
---------------------------------------------  --------------  ------------  ------------  -----------
Net assets at December 31, 1997                   916,977,868   462,366,573   283,173,827   16,630,085
-----------------------------------------------------------
Changes from operations:
  . Net investment income                         122,892,301    70,042,284    43,343,307    1,798,556
-----------------------------------------------------------
  . Net realized gain (loss) on investments        40,684,337    23,883,099    14,636,236      338,845
-----------------------------------------------------------
  . Net change in unrealized appreciation or
    depreciation on investments                    15,462,196   (20,327,136)   32,372,928     (125,855)
---------------------------------------------  --------------  ------------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations                        179,038,834    73,598,247    90,352,471    2,011,546
-----------------------------------------------------------
Change from unit transactions:
  Accumulation units:
    . Contract purchases                          129,114,132    38,864,166    31,402,360    5,678,293
-----------------------------------------------------------
    . Terminated contracts and transfers to
      annuity reserves                           (219,443,153)  (93,145,754)  (60,915,801)  (4,201,548)
---------------------------------------------  --------------  ------------  ------------  -----------
                                                  (90,329,021)  (54,281,588)  (29,513,441)   1,476,745
  Annuity Reserves:
    . Transfer from accumulation units and
      between accounts                              1,862,889       787,496       748,421       65,743
-----------------------------------------------------------
    . Annuity payments                             (1,227,838)     (491,099)     (296,803)    (104,794)
-----------------------------------------------------------
    . Receipt (reimbursement) of mortality
      guarantee adjustment                              8,237         6,745          (269)         147
---------------------------------------------  --------------  ------------  ------------  -----------
                                                      643,288       303,142       451,349      (38,904)
Net increase (decrease) in net assets
 resulting from unit transactions                 (89,685,733)  (53,978,446)  (29,062,092)   1,437,841
---------------------------------------------  --------------  ------------  ------------  -----------
Total increase (decrease) in net assets            89,353,101    19,619,801    61,290,379    3,449,387
---------------------------------------------  --------------  ------------  ------------  -----------
Net assets at December 31, 1998                $1,006,330,969  $481,986,374  $344,464,206  $20,079,472
=============================================  ==============  ============  ============  ===========

Years ended December 31, 1997 and 1998

See accompanying notes.

              U.S.
              Government/                                                     Global
 High-Yield   AAA-Rated    Cash                                   Global      Small
 Bond         Securities   Management   International Bond        Growth      Capitalization
 Account      Account      Account      Account       Account     Account     Account
------------------------------------------------------------------------------------------------
 $50,815,515  $39,373,752  $14,428,182   $49,618,840  $1,758,123  $      --    $       --
   4,301,582    1,948,331      481,095     5,704,337     140,732       6,384           --
     594,175       33,776       26,232     1,422,318      18,252        (451)          --

     413,269      426,825      (17,868)   (3,134,977)     30,725     (13,522)          --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------

   5,309,026    2,408,932      489,459     3,991,678     189,709      (7,589)          --
   5,624,882    1,975,014   14,793,214    13,126,908   1,391,251   4,125,375           --

 (10,168,247)  (9,884,586) (18,157,160)  (15,306,258)   (663,594)   (663,779)          --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
  (4,543,365)  (7,909,572)  (3,363,946)   (2,179,350)    727,657   3,461,596           --

     160,790       99,012          --         56,495     108,430      23,364           --
     (67,342)     (33,755)     (55,568)      (41,491)     (9,514)       (898)          --
         530          640           84           151         --       (2,192)          --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
      93,978       65,897      (55,484)       15,155      98,916      20,274           --

  (4,449,387)  (7,843,675)  (3,419,430)   (2,164,195)    826,573   3,481,870           --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
     859,639   (5,434,743)  (2,929,971)    1,827,483   1,016,282   3,474,281           --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
  51,675,154   33,939,009   11,498,211    51,446,323   2,774,405   3,474,281           --
   4,221,855    1,622,182      445,061       942,302     223,583     220,664        32,507
     481,279      170,143       13,391     1,138,439     (12,596)     54,672       (19,171)

  (5,008,809)     452,020       10,075     7,036,206    (114,211)    959,034       207,944
 -----------  -----------  -----------   -----------  ----------  ----------   -----------

    (305,675)   2,244,345      468,527     9,116,947      96,776   1,234,370       221,280
   6,740,370    7,333,988   21,570,779     7,644,881   3,621,203   3,493,376     2,764,716

 (11,482,659)  (8,660,566) (21,240,095)  (15,988,577) (2,061,197) (1,226,466)     (520,490)
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
  (4,742,289)  (1,326,578)     330,684    (8,343,696)  1,560,006   2,266,910     2,244,226

     (14,489)      32,660          --         34,089         --      208,969           --
     (95,062)     (61,875)     (55,542)      (42,690)    (38,050)    (41,923)          --

         537          614           87           162         --          214           --
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
    (109,014)     (28,601)     (55,455)       (8,439)    (38,050)    167,260           --
  (4,851,303)  (1,355,179)     275,229    (8,352,135)  1,521,956   2,434,170     2,244,226
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
  (5,156,978)     889,166      743,756       764,812   1,618,732   3,668,540     2,465,506
 -----------  -----------  -----------   -----------  ----------  ----------   -----------
 $46,518,176  $34,828,175  $12,241,967   $52,211,135  $4,393,137  $7,142,821    $2,465,506
 ===========  ===========  ===========   ===========  ==========  ==========   ===========

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account E

Notes to financial statements

1. Accounting policies & account information

The Account: Lincoln National Variable Annuity Account E (the Variable Ac-count) is a segregated investment account of The Lincoln National Life Insur-ance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit in-vestment trust. The Variable Account consists of one product offering a guar-anteed minimum death benefit (GMDB) rider option.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising out of any other business of the Company.

Basis of Presentation: The accompanying financial statements have been pre-pared in accordance with generally accepted accounting principles for unit in-vestment trusts.

Investments: The Variable Account invests in the American Variable Insurance Series (AVIS) which consists of the following funds: Growth-Income Fund, Growth Fund, Asset Allocation Fund, High-Yield Bond Fund, U.S. Government/AAA Rated Securities Fund, Cash Management Fund, International Fund, Bond Fund, Global Growth Fund and Global Small Capitalization Fund (the Funds). AVIS is registered as an open-ended management investment company. Investment in the funds are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts in-volving life contingencies are calculated using a modification of the 1971 In-dividual Annuitant Mortality Table and an assumed investment rate of 4%.

2. Mortality and expense guarantees & other transactions with affiliates

Amounts are paid to the Company for mortality and expense guarantees at a per-centage of the current value of the Variable Account each day. The rates are as follows:

 . Legacy I at a daily rate of .0034247% (1.25% on an annual basis)
 . Legacy I with GMDB at a daily rate of .00383561643% (1.40% on an annual ba-sis)

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges were as follows during 1998:


Growth-Income Account                         $316,083
--------------------------------------------
Growth Account                                 196,230
--------------------------------------------
Asset Allocation Account                        11,093
--------------------------------------------
High-Yield Bond Account                         36,491
--------------------------------------------
U.S. Government/AAA-Rated Securities Account    24,006
--------------------------------------------
Cash Management Account                         15,696
--------------------------------------------
International Account                           36,582
--------------------------------------------
Bond Account                                     1,943
--------------------------------------------
Global Growth Account                            2,425
--------------------------------------------
Global Small Capitalization Account                439
--------------------------------------------  --------
                                              $640,988
                                              ========

Accordingly, the Company is responsible for all sales, general, and adminis-trative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account E

Notes to financial statements continued

3. Net assets

The following is a summary of net assets owned at December 31, 1998:

                                         Growth-                   Asset
                                         Income       Growth       Allocation
                          Combined       Account      Account      Account
------------------------------------------------------------------------------
Unit Transactions:
Accumulation units         $ 101,856,315 $ 27,956,546 $ 12,391,987 $13,318,880
------------------------
Annuity reserves               2,640,106    1,276,681      642,409     128,182
------------------------  -------------- ------------ ------------ -----------
                             104,496,421   29,233,227   13,034,396  13,447,062
Accumulated net
 investment income           468,047,636  240,231,520  131,215,135   4,437,740
------------------------
Accumulated net realized
 gain (loss) on
 investments                 169,600,614   80,165,594   78,974,971     760,118
------------------------
Net unrealized
 appreciation
 (depreciation) on
 investments                 264,186,298  132,356,033  121,239,704   1,434,552
------------------------  -------------- ------------ ------------ -----------
                          $1,006,330,969 $481,986,374 $344,464,206 $20,079,472
                          ============== ============ ============ ===========

             U.S.
             Government/
High-Yield   AAA-Rated   Cash                                   Global     Global Small
Bond         Securities  Management   International Bond        Growth     Capitalization
Account      Account     Account      Account       Account     Account    Account
-----------------------------------------------------------------------------------------
$ 3,769,807  $ 1,373,893 $ 1,169,966  $29,927,188   $3,975,316  $5,728,506 $2,244,226
     77,768      112,563        (472)     154,575       60,866     187,534         --
-----------  ----------- -----------  -----------   ----------  ---------- ----------
  3,847,575    1,486,456   1,169,494   30,081,763    4,036,182   5,916,040  2,244,226
 40,894,817   29,651,524   9,893,955   11,061,484      401,906     227,048     32,507
  2,953,419    2,754,339   1,240,573    2,712,151        4,399      54,221    (19,171)
 (1,177,635)     935,856     (62,055)   8,355,737      (49,350)    945,512    207,944
-----------  ----------- -----------  -----------   ----------  ---------- ----------
$46,518,176  $34,828,175 $12,241,967  $52,211,135   $4,393,137  $7,142,821 $2,465,506
===========  =========== ===========  ===========   ==========  ========== ==========

4. Purchases and sales of investments

The aggregate cost of investments purchased and the aggregate proceeds from in-vestments sold were as follows for 1998.

                                              Aggregate    Aggregate
                                              Cost of      Proceeds
                                              Purchases    from Sales
-----------------------------------------------------------------------
Growth-Income Account                         $ 80,044,529 $ 63,980,031
--------------------------------------------
Growth Account                                  52,370,378   38,087,138
--------------------------------------------
Asset Allocation Account                         6,021,041    2,784,526
--------------------------------------------
High-Yield Bond Account                          7,706,056    8,335,679
--------------------------------------------
U.S. Government/AAA-Rated Securities Account     6,661,669    6,394,611
--------------------------------------------
Cash Management Account                         17,002,656   16,282,355
--------------------------------------------
International Account                            4,258,073   11,667,911
--------------------------------------------
Bond Account                                     3,574,326    1,828,731
--------------------------------------------
Global Growth Account                            3,407,489      752,531
--------------------------------------------
Global Small Capitalization Account              2,657,165      380,348
--------------------------------------------
                                              ------------ ------------
                                              $183,703,382 $150,493,861
                                              ============ ============

Lincoln National Variable Annuity Account E

Notes to financial statements continued

5. Investments

The following is a summary of investments owned at December 31, 1998.

                                         Net
                             Shares      Asset  Value of       Cost of
                             Outstanding Value  Shares         Shares
---------------------------------------------------------------------------
Growth-Income Account        13,281,974  $36.29 $  482,002,847 $349,646,814
---------------------------
Growth Account                6,570,206   52.43    344,475,892  223,236,188
---------------------------
Asset Allocation Account      1,289,670   15.57     20,080,159   18,645,607
---------------------------
High-Yield Bond Account       3,497,727   13.30     46,519,772   47,697,407
---------------------------
U.S. Government/AAA-Rated
 Securities Account           3,079,522   11.31     34,829,391   33,893,535
---------------------------
Cash Management Account       1,110,923   11.02     12,242,373   12,304,428
---------------------------
International Account         3,067,739   17.02     52,212,921   43,857,184
---------------------------
Bond Account                    431,985   10.17      4,393,288    4,442,638
---------------------------
Global Growth Account           536,266   13.32      7,143,063    6,197,551
---------------------------
Global Small Capitalization
 Account                        245,822   10.03      2,465,590    2,257,646
---------------------------
                                                -------------- ------------
                                                $1,006,365,296 $742,178,998
                                                ============== ============

6. New investment funds

Effective April 25, 1997, the AVIS Global Growth Account became available as an investment option for Variable Account contract owners. Effective April 30, 1998, the AVIS Global Small Capitalization Account became available as an in-vestment option for Variable Account contract owners.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln National Variable Annuity Account E

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account E ("Variable Account") (comprised of the AVIS Growth-Income, AVIS Growth, AVIS Asset Allocation, AVIS High-Yield Bond, AVIS US Government/AAA-Rated Securities, AVIS Cash Management, AVIS International, AVIS Bond, AVIS Global Growth, and AVIS Global Small Capitalization subaccounts), as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the re-sponsibility of the Variable Account's management. Our responsibility is to ex-press an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by corre-spondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evalu-ating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account E at De-cember 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Fort Wayne, Indiana
March 26, 1999